Exhibit 10.2

GLOBAL PARI-MUTUEL SERVICES, INC.

2010 NON-QUALIFIED STOCK OPTION PLAN

1.           Purpose.  This 2010 Non-Qualified Stock Option Plan (the “Plan”) has been adopted on December 6, 2010 by the Board of Directors (the “Board”) of Global Pari-Mutuel Services, Inc. (the “Company”), and is effective, subject to the approval of the Company’s stockholders.

The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive long-term incentives which are tied to stockholder value.  The Plan seeks to balance the interest of Plan participants and stockholders by providing incentives in the form of stock options to purchase the Company’s common stock, $0.001 par value per share (“Common Stock”), not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to be granted under the Plan and consistent with the terms of the Plan (the “Options”).

2.           Administration.

2.1.           The Plan shall be administered by the Board or a committee appointed by the Board (the “Administrator”), which committee shall be constituted to comply with the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.  The Administrator shall have complete authority to determine all provisions of all Options, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Administrator’s decisions on matters relating to the Plan shall be final and conclusive on the Company and the Participants.  No member of the Administrator will be liable for any action or determination made in good faith with respect to the Plan or any Options granted under the Plan.  The Administrator will also have the authority under the Plan to amend or modify the terms of any outstanding Options in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Option adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Option, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Option for purposes of the Plan.

2.2.           Subject to any applicable requirements of Code Section 409A, to the extent that an Option would otherwise be subject to Code Section 409A, the Administrator may permit or require a recipient of an Option to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of any Option.  If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.  The maximum term for any Option shall not exceed five years from the date of the grant of such Option.

3.           Eligible Participants.  Employees of the Company or its subsidiaries (including officers and other employees of the Company or its subsidiaries), directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (“Participants”) shall become eligible to receive Options under the Plan when designated by the Administrator.  Participants may be designated individually or by groups or categories (for example, by pay grade) as the Administrator deems appropriate.  Participation by officers of the Company or its subsidiaries must be approved by the Administrator.  Participation by others may be approved by groups or categories (for example, by pay grade) and authority to designate Participants who are not officers and to set or modify such targets may be delegated to the Company’s executive management.

4.           Option Agreement.  The terms of an Option shall be evidenced by an agreement entered into by and between the Company and a Participant at the time the Option is granted (which may include an employment agreement or consulting agreement by and between the Company and the Participant) approved by the Administrator (the “Option Agreement”).  In the event of any inconsistency between the terms of the Option Agreement and the Plan, the terms of the Plan shall govern.  In the event of any inconsistency between the terms of any employment agreement and any other Option Agreement, the terms of the employment agreement shall govern.

5.           Shares Subject to the Plan.

5.1.           Number of Shares.  Subject to adjustment as provided in Section 8.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 58,219,900 shares of Common Stock.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2.           Cancellation.  Except as otherwise required by Section 162(m) of the Code, in the event that an Option granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan.

6.           Options.  The Administrator shall determine for each Option the number of shares of Common Stock for which the Option is granted and all other terms and conditions of the Option not inconsistent with the Plan.  Options granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

6.1.           Option Price.  The exercise price for each Option shall be established in the sole discretion of the Administrator, provided it shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.  Notwithstanding the foregoing, an Option may be granted by the Administrator in its discretion with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another Option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable.  Nothing hereinabove shall require that any such assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

6.2.           Vesting and Exercise Period of Options.  The Administrator shall have the power to set the time or times within which each Option shall vest and be exercisable, or the event or events upon the occurrence of which all or a portion of each Option shall vest and be exercisable, and the term of each Option.  Unless otherwise specifically provided in an Option Agreement, any unvested portion of an Option shall terminate on the date on which the Participant’s employment with or service to the Company or a subsidiary terminates.

6.3.           Payment of Option Price.  Payment of the exercise price for the number of shares being purchased pursuant to any Option shall be made in any manner permitted by the Administrator, including, but not limited to: (a) payment in cash, (b) by check or cash equivalent, (c) with the consent of the Administrator, by delivery or attestation of ownership of a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as necessary to prevent an accounting charge) with a Fair Market Value equal to the exercise price, (d) with the consent of the Administrator, by delivery of a stock power and instructions to a broker to sell a sufficient number of shares of Common Stock subject to the Option to pay such exercise price, (e) such other consideration as the Administrator determines is consistent with the Plan and applicable law, or (f) with the consent of the Administrator, any combination of the foregoing methods.  Any shares of Common Stock used to exercise Options (including shares withheld upon the exercise of an Option to pay the exercise price of the Option) shall be valued at their Fair Market Value. If the Administrator, in its discretion, permits the consideration to be paid through a broker-dealer sale and remittance procedure, the Administrator may require the Participant (a) to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a sufficient number of the purchased shares to pay the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option exercise price payable for the purchased shares and/or all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase, (b) to provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction, and (c) to provide irrevocable instructions to the brokerage firm to remit such sale proceeds to the Company.

7.           Change in Control.

7.1.           Definition.  For purposes of this Section 7, a “Change in Control” means, except as otherwise provided in any Option Agreement of a Participant or as a result of the transactions currently contemplated by the Company pursuant to which the members of BERMASE LLC, a Delaware limited liability company, shall acquire that number of shares of Common Stock such that upon consummation of the transactions, such members shall collectively own 88% of the Company’s Common Stock, including for the purposes of this calculation, 3,050,000 shares of Common Stock issuable upon exercise of outstanding stock options, but excluding shares issuable (i) upon exercise of a warrant to purchase 7,000,000 shares of Common Stock and (ii) under the Plan (the “BERMASE Transaction”):

(a)           the merger or consolidation of the Company into another entity unless the stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(b)           the sale, transfer or other disposition of all or substantially all of the assets of the Company other than to a person that directly or indirectly controls, is controlled by or is under common control with the Company prior to such disposition;

(c)           the liquidation or dissolution of the Company other than in connection with the merger or consolidation of the Company with and into another entity if stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(d)           the acquisition, directly or indirectly, by any person or related group of persons (other than the Company, a person that directly or indirectly controls or is controlled by or is under common control with the Company) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(e)           a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the members of the Board cease, by reason of one or more contested elections of Board membership, to be comprised of individuals who have been nominated for election as Board members by a majority of the Board members immediately preceding such election.

7.2.           Effect of Change in Control Transactions.  Upon the occurrence of a Change in Control, except to the extent otherwise provided in a particular Participant’s Option Agreement, all Options shall become fully vested and exercisable in full.  Each Participant will be afforded an opportunity to exercise its, his or her Options immediately prior to the occurrence of the Change in Control (and conditioned upon the consummation of the Change in Control) so he or she can participate in the transaction if he or she desires.

8.           General.

8.1.           Effective Date.  The Plan will become effective upon its approval by the Board, except that the Plan will automatically terminate if it is not approved by the Company’s stockholders within one year of its approval by the Board.

8.2.           Term.  No Options may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

8.3.           Non-transferability of Options.  Except, in the event of the Participant’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Option Agreement, unless approved by the Administrator, no Option may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise except for a qualified domestic relations order, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant.  During a Participant’s lifetime, an Option may be exercised only by him or her or by his or her guardian or legal representative.

8.4.           Additional Conditions.  Notwithstanding anything in the Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Option or the issuance of any shares of Common Stock pursuant to any Option, require the recipient of the Option, as a condition to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Option or the shares of Common Stock issued pursuant thereto for its, his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Option, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Option shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Option granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Administrator, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.  The Administrator may restrict the rights of Participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.5.           Adjustment.  In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or capitalization of the Company, the exercise price of an outstanding Option and the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the Participants.  In the event of any such adjustments, the purchase price of any Option and the shares of Common Stock issuable pursuant to any Option shall be adjusted as and to the extent appropriate, in the discretion of the Administrator, to provide Participants with the same relative rights before and after such adjustment.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

8.6.           Withholding.  The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Option.  At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an Option, the Participant, with the prior consent of the Administrator, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount required to be withheld.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.

8.7.           No Continued Employment, Engagement or Right to Corporate Assets.  No Participant under the Plan shall have any right, because of its, his or her participation in the Plan, to continue in the employ of or provide services to the Company for any period of time or to any right to continue its, his or her present or any other rate of compensation.  Nothing contained in the Plan shall be construed as giving an employee, consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

8.8.           Amendment of the Plan.  The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 or Section 162(m) of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body.  Except as provided in Section 8.15, no termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant or its, his or her beneficiary; provided, however, that this sentence will not impair the right of the Administrator to take whatever action it deems appropriate under the Plan.

8.9.           Definition of Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at a specified date means, so long as the Common Stock is traded on a nationally recognized securities exchange or automated dealer quotation system, the closing price of the Common Stock on that day.  If the Common Stock is not traded on such an exchange or system and is traded solely on the over-the-counter market, including for the avoidance of doubt, the “Pink Sheets”, the Fair Market Value shall be the weighted average of the closing prices for the last 30 days on which shares of Common Stock were traded as measured through and including the third business day immediately preceding such specified date.  If the Common Stock is not publically traded, then Fair Market Value shall mean the value assigned to a share for a given day by the Administrator in good faith in the exercise of its reasonable discretion and in a manner consistent with Code Section 409A.

8.10.           Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such Participant’s employment with or service to the Company or any subsidiary, the Administrator in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Option then held by the Participant, whether or not vested, without notice of any kind.  To the extent that any Participant has been paid in cash, the Company may seek to recover such payment.

8.11.           Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of New York, notwithstanding the conflicts of laws principles of any jurisdictions.

8.12.           Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

8.13.           Nature of Payments.  Options shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

8.14.           Non-Uniform Determinations.  The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Options, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Administrator shall be entitled to enter into non-uniform and selective Options Agreements as to (a) the identity of the Participants, (b) the terms and provisions of Administrator and (c) the treatment of terminations of employment or service.

8.15.           Rule 409A.  It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Administrator shall exercise its discretion in granting Options hereunder (and the terms of such Option grants), accordingly.  The Plan and any grant of an Option hereunder may be amended from time to time without the consent of the Participant as may be necessary or appropriate to comply with the Code Section 409A.

8.16.           Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.